Exhibit 10.3

Statement of Purpose for an Extension

of Credit by a Creditor  (Federal Reserve Form T–4)

Name of Creditor: Pershing LLC • OMB No. 7100-0019 • Approval expires June 30, 2024

This form is required by law (15 U.S.C. 78g and 78w; 12 CFR 220).

The Federal Reserve may not conduct or sponsor, and an organization (or a person) is not required to respond to, a collection of information unless it displays a currently valid OMB control number.

Public reporting burden for this collection of information is estimated to average 10 minutes per response, including the time to gather and maintain data in the required form and to review instructions and complete the information collection.

Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, N.W., Washington, DC 20551; and to the Office of Management and Budget, Paperwork Reduction Project (7100-0019), Washington, DC 20503.

Instructions

This form must be completed only if the purpose of the credit being extended is not to purchase, carry, or trade in securities and the credit is in excess of that otherwise permitted under Regulation T. (See § 220.6(e)(2)). If space is inadequate, attach separate sheet.

PART I

Step 1. Account Information

Non-Purpose Loan Account Number 3ZT047968

Step 2. To be Completed by the Customer(s)

New loan. Amount of the credit being requested $

Non-purpose loan transfer (if applicable)

Pershing delivering non-purpose loan account

External delivering firm name

Credit line increase. New credit line amount $ 3,300,000.00

Purpose of credit
The purpose of the credit is described in details as follows

Liquidity/Expenses	Other

Delivery

Are any of the securities listed in Part II to be delivered, or have any such securities been delivered from a bank, broker, dealer, or other person on a “delivery against payment” basis?

 Yes   No

© 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners.	PAGE 1 OF 3 FRM-LA-T4-08-21

Statement of Purpose for an Extension of Credit by a Creditor (Federal Reserve Form T–4)	Non-Purpose Loan Account Number	3ZT047968

Step 3. Signature(s)

I (We) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete. Unless otherwise noted in the respective section on page two, the collateral supporting the extension of credit is maintained in the brokerage account referenced above. The borrower acknowledges that no part of this credit will be used to purchase, carry, or trade in securities.

This form should not be signed if blank. A borrower who falsely certifies the purpose of a credit on this form or otherwise willfully or intentionally evades the provisions of Regulation T will also violate Federal Reserve Regulation X, “Borrowers of Securities Credit.”

Primary Account Owner
Print Name	Date
ANDREW SIMS	05-29-2024
Signature /s/ Andrew Sims

Additional Account Owner
Print Name	Date
MARC HEDRICK	05-29-2024
Signature /s/ Marc Hedrick

Additional Account Owner
Print Name	Date
Signature X

Please Complete if a Trust, Corporation, Partnership, or Other Entity
Print Name of Entity	Date
PLUS THERAPEUTICS INC	05-29-2024
Title
CFO
Signature /s/ Andrew Sims

© 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of	PAGE 2 OF 3
The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners.	FRM-LA-T4-08-21